                                                                  Exhibit 99.1

                           AVAYA INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                 AS OF DECEMBER 31, 2002 AND SEPTEMBER 30, 2002
           (UNAUDITED; DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)










                                                                   12/31/2002  9/30/2002 (a)
                                                                  ----------- ----------

 ASSETS
   Cash and cash equivalents                                             $651       $597
   Receivables less allowances of $115 at December 31, 2002
       and $121 at September 30, 2002                                     750        876
   Inventory                                                              432        467
   Deferred income taxes, net                                             174        160
   Other current assets                                                   217        203
                                                                  ----------- ----------
   TOTAL CURRENT ASSETS                                                 2,224      2,303
                                                                  ----------- ----------

   Property, plant and equipment, net                                     866        896
   Deferred income taxes, net                                             352        372
   Goodwill                                                               145        144
   Other assets                                                           156        182
                                                                  ----------- ----------
        TOTAL ASSETS                                                   $3,743     $3,897
                                                                  =========== ==========

 LIABILITIES
   Accounts payable                                                      $290       $374
   Current portion of long-term debt                                        -          -
   Business restructuring reserve                                         129        170
   Payroll and benefit obligations                                        309        309
   Deferred revenue                                                        96         91
   Other current liabilities                                              375        380
                                                                  ----------- ----------
   TOTAL CURRENT LIABILITIES                                            1,199      1,324
                                                                  ----------- ----------

   Long-term debt                                              (b)        934        933
   Benefit obligations                                                  1,104      1,110
   Other liabilities                                                      505        530
                                                                  ----------- ----------
   TOTAL NONCURRENT LIABILITIES                                         2,543      2,573
                                                                  ----------- ----------

   Commitments and contingencies


                                                                    12/31/2002  9/30/2002 (a)
                                                                   ----------- ----------

 STOCKHOLDERS' EQUITY
    Series A junior participating preferred stock, par value
    $1.00 per share,
        7.5 million shares authorized; none issued and
    outstanding                                                              -          -
    Common stock, par value $0.01 per share, 1.5 billion shares authorized,
       366,785,024 and 364,752,178 issued (including 584,239 and 557,353 treasury
        shares) as of December 31, 2002 and September 30, 2002,
    respectively                                                             4          4
    Additional paid-in capital                                           1,708      1,693
    Accumulated deficit                                                (1,220)    (1,182)
    Accumulated other comprehensive loss                                 (487)      (512)
    Less treasury stock at cost                                            (4)        (3)
                                                                   ----------- ----------
    TOTAL STOCKHOLDERS' EQUITY                                               1          -
                                                                   ----------- ----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $3,743     $3,897
                                                                   =========== ==========


NOTES TO THE BALANCE
SHEETS:


(a) Certain prior year amounts have been reclassed to conform to the fiscal 2003 presentation.


(b) On December 23, 2003 the Company commenced an offer to exchange up to 70%, or $336 million of the net book value as of December 31, 2002, of its outstanding LYONs. The offer will expire on Jan. 27, 2003, at 12:00 p.m. midnight, EST.

                           AVAYA INC. AND SUBSIDIARIES
                THREE MONTH COMPARATIVE STATEMENTS OF OPERATIONS
           (UNAUDITED; DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                       FOR THE THREE MONTHS     FOR THE THREE MONTHS
                                         ENDED DECEMBER 31,        ENDED DECEMBER 31,
                                              2002                      2001(a)
                                     ------------------------ -----------------------

REVENUE
 Products                                            $605.2                    $758.4
 Services                                             461.6                     548.1
                                     ------------------------ -----------------------
                                                    1,066.8                   1,306.5
                                     ------------------------ -----------------------
COST
 Products                                             358.9                     462.5
 Services                                             284.7                     327.0
                                     ------------------------ -----------------------
                                                      643.6                     789.5
                                     ------------------------ -----------------------
GROSS MARGIN                                          423.2                     517.0
                                     ------------------------ -----------------------

OPERATING EXPENSES
 Selling, general and administrative                  344.6                     418.4
 Business restructuring and related
 charges                                                4.2                       5.5
 Research and development                              92.9                     120.0
                                     ------------------------ -----------------------
TOTAL OPERATING EXPENSES                              441.7                    543.9
                                     ------------------------ -----------------------


OPERATING INCOME (LOSS)                               (18.5)                    (26.9)
Other income (expense) - net                             3.2                       5.6
Interest expense                                      (18.8)                     (8.7)
                                      ------------------------ -----------------------

INCOME (LOSS) BEFORE INCOME TAXES                     (34.1)                    (30.0)
Provision (benefit) for income taxes                     3.5                    (10.5)
                                      ------------------------ -----------------------
NET INCOME (LOSS)                                    $(37.6)                   $(19.5)
                                      ======================== =======================

EARNINGS (LOSS) PER SHARE - BASIC
   AND DILUTED                                       $(0.10)                   $(0.09)
BASIC AND DILUTED SHARES                                 366                       287
EFFECTIVE TAX RATE - Provision
(Benefit)                                                 NM                   (35.0%)


NM=Not Meaningful


(a)Certain prior year amounts have been reclassified to conform to the fiscal 2003 presentation.

                           AVAYA INC. AND SUBSIDIARIES
                               OPERATING SEGMENTS
                              STATEMENTS OF REVENUE
                        (UNAUDITED; DOLLARS IN MILLIONS)



   REVENUE
                                                                                               FOR THE THREE MONTHS
                                                        FOR THE FISCAL YEAR ENDED                      ENDED
                                                          SEPTEMBER 30, 2002 (A)                DECEMBER 31, 2002
                                                 -------------------------------------------------------------------
                                                     Q1       Q2      Q3      Q4      YTD                 Q1
                                                 -------------------------------------------------------------------

   Converged Systems & Applications                 $563     $547    $492     $478  $2,080                     $428
   Small & Medium Business Solutions                  59       59      58       60     236                       56
   Services                                          548      530     505      485   2,068                      462
   Connectivity                                      136      143     164      129     572                      121
                                                 -------   ------  ------   ------  ------   -----------------------
         Total Avaya                              $1,306   $1,279  $1,219   $1,152  $4,956                   $1,067
                                                 =======   ======  ======   ======  ======   =======================

   (A) Certain prior year amounts have been reclassified to conform to the fiscal 2003 presentation.

   Notes:
     - Converged Systems & Applications - Includes all enterprise telephony products (ECLIPS and Definity families), VPNs and Data LAN & WAN equipment and related Applications software.
     - Small & Medium Business Solutions - Includes SME telephony products.
     - Services - Includes Managed Services, Data Services, Outtasking, Value Added Services, Network Consulting and Implementation.
     - Connectivity - Includes Structured Cabling (SYSTIMAX-Registered Trademark- & ExchangeMAX-Registered Trademark-) and Electronic Cabinets.